UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 15, 2008 (May 15, 2007)

INTERMOST CORPORATION
(Exact name of Registrant as specified in its charter)

Wyoming	0-3430	87-0418721
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

31st Floor, 3B31-23 Guomao Building, 005 Renmin Rd. (South) Shenzhen, People’s Republic of China 518014
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  011-86-755-8221-0238

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant's Certifying Accountant.

On May 15, 2007, we dismissed Gruber & Company, LLC (“Gruber”) as the Company's independent accountant.  The decision to change accountants was recommended and approved by the board of directors of the registrant.  We disclosed this information in item 5 of Intermost Corporation’s Form 10-QSB filed with the Securities and Exchange Commission on May 21, 2007.  That disclosure is incorporated herein by this reference.  We received on July 16, 2008 a letter from the dismissed auditors, a copy of which is attached hereto as Exhibit 16.1.

Item 9.01    Financial Statements and Exhibits.

Exhibits

16.1    Letter re: change in Certifying Accountants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2008	INTERMOST CORPORATION

	By:	/S/ Rocky Wulianghai
Rocky Wulianghai,
President and Chief Executive Officer